                             AMENDMENT NO. 2 TO THE
          LONG-TERM AGREEMENT FOR THE PURCHASE AND SALE OF ELECTRICITY
                      BETWEEN SIERRA PACIFIC POWER COMPANY
                            AND BRADY POWER PARTNERS

This Amendment ("AMENDMENT NO. 2") is entered into as of June __, 2002, by and between Brady Power Partners, a Nevada general partnership, by ORNI 1, LLC, its managing general partner, by ORNI 2, LLC, its sole general partner ("BPP") and
Sierra Pacific Power Company, a Nevada corporation ("SIERRA"). BPP and Sierra are sometimes referred to individually as "PARTY" and collectively as "PARTIES".

1.   RECITALS. This Amendment No. 2 is based upon the following facts:

     1.   WHEREAS, on October 5, 1990, the Parties entered into a Long-Term
          Agreement for the Purchase and Sale of Electricity ("PPA"). On July
          12, 1991, the Parties executed an amendment to the PPA titled
          Amendment to the Long-Term Agreement for Purchase and Sale of
          Electricity, attached as Exhibit A. The Parties have also exchanged various correspondence and performed consents and assignments which have modified some terms, conditions and exhibits in the PPA since
          October 5, 1990 ("AMENDING DOCUMENTS"). Attached as Exhibit B to this
          Amendment No. 2 is a detailed list of, as well as a complete copy of the Amending Documents which the Parties have in their possession at the time of execution of the Amendment No. 2. The PPA and all such above referenced documents shall be considered or referred to as the
          PPA, As Amended ("PPA, AS AMENDED");

     2.   Whereas, on or about June 26, 1998, Brady filed case number 24846 in the Third Judicial District Court for the County of Churchill, State
          of Nevada ("CASE 24846");

     3.   Whereas, on or about January 5, 2000, the Court granted MOTIONS FOR
          PARTIAL SUMMARY JUDGMENT ("SUMMARY JUDGMENT");

     4.   Whereas on or about June 20, 2000, the Court issued ORDER DENYING THE
          PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW & ORDER OF JUDGMENT
          ("FINAL ORDER");

     5.   Whereas, on or about July 19, 2000, Sierra appealed the Court's decision granting summary judgment, Nevada Supreme Court case number
          36480 ("CASE 36480");

     6.   WHEREAS, a Settlement Agreement between Sierra and BPP was entered into on February 16, 2001 ("SETTLEMENT AGREEMENT") as an agreement by the Parties to settle and resolve, among others, their disputes arising from Case 24846 and Case 36480;

     7.   WHEREAS, BPP has requested that Sierra grant a one-time waiver of the
          August 2002 rolling average capacity deration provision to allow time for BPP to bring the plant up to capacity;

     8.   All capitalized terms not defined herein shall have the meaning set forth in the PPA, As Amended.

     In consideration of the promises and covenants contained herein, the
Parties agree as follows:

2.   AMENDMENT TERM. This Amendment No. 2 shall be effective upon the date of its execution and shall continue in effect until the PPA, As Amended, is terminated.

3.   ROLLING AVERAGE CALCULATION. The Parties agree to the following items:

     3.1  Sierra shall grant a one-time waiver of the three year rolling average calculation to be performed on the Contract Year ending with the
          August 2002 invoice, as described in clause 6.(b) of the PPA, As
          Amended, with the following conditions:

          a.   Unless changed below, all provisions of the PPA, As Amended, shall remain as they currently are through and including the
               August 2002 invoice performed by Sierra.

          b.   Sierra shall calculate the new three year rolling average in
               September 2002 for the immediately preceding thirty-six months.

               i)   If the new rolling average calculated is equal to or greater than 85% of the Peak Period Capacity value in Exhibit B, all payments shall be made according to the terms of the PPA, As
                    Amended.

               ii)  If the new rolling average calculated is less than said 85%, then:

                    a)   The PPA capacity rates will be reduced accordingly to
                         reflect the new rolling average, (i.e. if the new
                         rolling average is determined to be 81% of the Peak
                         Period Capacity value in Exhibit B, the capacity rates
                         will be reduced to (.81 x $20.25) and (.81 x $14.62)).

                    b)   The new PPA capacity rates will be used to calculate
                         capacity payments for the 2002/2003 Contract Year up
                         through the December 2002 invoice that would contain
                         readings through approximately January 13, 2003.

                    c)   Sierra shall perform a new rolling average calculation
                         in January 2003.

                    d)   The monthly capacity values for the 2001/2002 Contract
                         Year will be used as the maximum amount that can be
                         paid for capacity in each of those invoice months for
                         the 2002/2003 Contract Year up to and including the
                         December 2002 invoice.

     3.2  Sierra shall issue a half-month invoice for the period from approximately January 14, 2003 until the end of that calendar month, which shall be deemed the January 2003 monthly invoice. The capacity payment shall be prorated for that month.

     3.3  In January 2003 and every January thereafter, a new rolling average shall be calculated by Sierra for the immediately preceding thirty-six monthly invoices and such average will then be effective starting with that January's billing.

     3.4  The rolling average calculation shall be performed pursuant to Section
          6 (b).

4.   SELLER'S PROJECT. The Parties agree to comply with Section 3 of the
Settlement Agreement, entitled Desert Peak Generation, with regard to the entire generating capability of the existing generator, turbine, and associated equipment and all energy produced by such generator, turbine, and associated equipment, even if said generator, turbine and associated equipment is altered, modified or improved, shall be sold to Sierra pursuant to the PPA, As Amended.
BBP may choose to further develop the Desert Peak Geothermal Resource by adding separate generator(s), turbine(s), and associated equipment, and the energy produced thereby will not be subject to Section 3 of the Settlement Agreement.

5.   STATION SERVICE. BPP shall not use diesel generating units or non-geothermal fueled generating units for any purpose under the terms and conditions of the PPA, As Amended, other than for emergency service, synchronization or black-start capability for the BPP facility.

6.   INSTALLATION OF METERING EQUIPMENT. Sierra shall install the necessary metering and communications equipment to allow for automatic metering of the BPP facility on 00:00 hours on the first day of each month. BPP shall pay for
Sierra's actual costs of such installation, up to $5,000. Such installation shall be completed and fully operational prior

to January 1, 2003. Sierra shall not require a dedicated communications line for the purpose of meter reading, except and until such time that Sierra has to read the meter manually two (2) times in any calendar year due to the lack of availability of the communications line. In the event of two (2) such manual readings in a calendar year, BPP will, at their sole cost, then be required to install and maintain a dedicated communications line, as approved by Sierra, from that time forward. Such approval shall not be unreasonably withheld.

7.   STATUS OF AMENDMENT. It is expressly understood and agreed by the Parties hereto that this Amendment No. 2 is supplemental to and made a part of the PPA,
As Amended. It is further understood and agreed that all the terms, conditions, and provisions of the PPA, As Amended, unless specifically modified herein are to apply to this Amendment No. 2. . Except as expressly contained herein, all other terms and conditions of the PPA, As Amended, shall remain in full force and effect.

In the event either Party locates additional Amending Documents that would be considered part of the Amending Documents contained in Exhibit B up through the execution of the Amendment No. 2, then the locating Party shall provide those documents to the other Party for review. Subject to the mutual written agreement of both Parties, those additional documents shall be included as part of the
Amending Documents. Such agreement by either Party shall not be unreasonably withheld.

8.   JUDGMENTS AND SETTLEMENTS. The Parties shall continue to comply with the judgments and orders listed in the recitals herein, issued by the Third Judicial
District Court of the State of Nevada in Case 24864 and the terms and conditions of the Settlement Agreement shall be binding on the Parties.

9.   HEADINGS. The headings or section titles contained in this Amendment No. 2 are inserted solely for convenience and do not constitute a part of this
Amendment No. 2 between the Parties, nor should they be used to aid in any manner in the construction of this Amendment No. 2.

10.  COUNTERPARTS AND INTERPRETATION.

          1)   This Amendment No. 2 may be executed in any number of
               counterparts, each of which shall be deemed an original.

          2)   In the event of ambiguity or question of intent or interpretation arises, this Amendment No. 2 shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Amendment No. 2.

11.  BINDING EFFECT. This Amendment No. 2 shall inure to the benefit of and be binding upon the Parties and their respective heirs, successors and permitted assigns. This

Amendment No. 2 is not intended to create, and shall not create, any rights in any person who is not a Party to this Amendment No. 2.

12.  GOVERNING LAW. The laws of the State of Nevada applicable to contracts made or to be wholly performed there, without giving effect to conflict of law or choice of law principles, shall govern the validity, construction, performance and effect of this Amendment No. 2.

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to be executed by their duly authorized representative on the date first stated
above.

--------------------------------------  ----------------------------------------
SIERRA PACIFIC POWER COMPANY            BRADY POWER PARTNERS

By: /s/ Michael Smart                   By:  ORNI 1, LLC
    ----------------------------------       General Partner
Name: Michael Smart
                                             By:  Ormat Nevada Inc.
Title: Vice President                             Sole Member of ORNI 1, LLC
                                                   /s/ Ran Raviv
Date:  6/24/02                                    ------------------------------
     ---------------------------------            Name:  Ran Raviv
                                                  Title: Vice President
                                                  Date:  June 17, 2002

                                        By: ORNI 2, LLC
                                            General Partner

                                            By:  Ormat Nevada Inc.
                                                 Sole Member of ORNI 2, LLC
                                                  /s/ Ran Raviv
                                                 -------------------------------
                                                 Name:   Ran Raviv
                                                 Title:  Vice President
                                                 Date:   June 17, 2002

--------------------------------------  ----------------------------------------

                                    EXHIBIT A

Copy of the amendment to the PPA titled Amendment to the Long-Term Agreement for
              Purchase and Sale of Electricity dated July 12, 1991

                                    EXHIBIT B

                    DETAILED LIST OF THE AMENDING DOCUMENTS:

     1.   Consent to Assignment between Sierra and Brady Hot Springs Geothermal
          Associates dated 7/12/1991

     2.   Consent to Assignment between Sierra and Nevada Geothermal Power
          Partners, Limited Partnership dated 7/12/1991

     3.   Assignment and Assumption Agreement between Sierra and Brady Hot
          Springs Geothermal Associates dated 7/12/1991

     4.   Consent to Collateral Assignments and Agreement of Sierra Pacific
          Power Company dated 7/18/1991

     5.   Letter from Sierra to Hot Springs Power Company dated 8/28/1991

     6.   Consent to Collateral Assignments and Agreement of Sierra Pacific
          Power Company dated 6/30/1992

     7.   Letter from BPP to Sierra dated 6/30/1992

     8.   Letter Agreement dated 9/30/1992 from First Security Bank of Utah, NA to Sierra

     9.   Letter from Hot Springs Power Company to Sierra dated 11/6/1992

     10.  Letter from BPP to Sierra dated 6/28/1995

     11.  Consent to Assignment dated 6/29/2001

                    COMPLETE COPY OF THE AMENDING DOCUMENTS: